UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2009

Enterprise Acquisition Corp.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33736	33-1171386
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Broken Sound Parkway Boca Raton, FL	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 988-1700

 (Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On July 29, 2009, Enterprise Acquisition Corp. (“Enterprise”) announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Enterprise, ARMOUR Residential REIT, Inc., a Maryland corporation (“ARMOUR”), and ARMOUR Merger Sub. Corp., a Delaware corporation and a wholly-owned subsidiary of ARMOUR (“Merger Sub”). Upon the consummation of the transactions contemplated by the Merger Agreement, Merger Sub will be merged with and into Enterprise, with Enterprise surviving the merger and becoming a wholly-owned subsidiary of ARMOUR.

Enterprise and ARMOUR will host a conference call at 1:00pm Eastern Time on Thursday, July 30, 2009 to discuss the proposed merger of Enterprise and ARMOUR.  The call will be open to the public, in listen only mode, and can be accessed by dialing (800) 891-6979 (United States) or 1 (212) 231-2908 (International). The number should be dialed at least 10 minutes prior to the start of the call.

A copy of the slides to be presented during the conference call is attached as Exhibit 99.1 to this report. The slides attached to this report as Exhibit 99.1 are furnished pursuant to this Item 7.01 and shall not be deemed filed in this or any other filing of Enterprise under the Securities Exchange Act of 1934, as amended, unless expressly incorporated by specific reference in any such filing.

Additional Information and Where to Find It.

This communication is being made in respect of the proposed business combination involving Enterprise and ARMOUR. In connection with the proposed transaction, Enterprise and ARMOUR plan to file with the SEC a preliminary Joint Proxy Statement/Prospectus and to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders and warrantholders of Enterprise. INVESTORS AND SECURITY HOLDERS OF ENTERPRISE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive  Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Enterprise and ARMOUR through the website maintained by the SEC at www.sec.gov. Free copies of the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to 6800 Broken Sound Parkway, Boca Raton, Florida 33487 Attention: Investor Relations.

Participants in Solicitation.

Enterprise and ARMOUR and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Enterprise’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 16, 2009, and information regarding ARMOUR’s directors and executive officers will be available in the definitive Joint Proxy Statement/Prospectus to be filed with the SEC by Enterprise and ARMOUR when it becomes available.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

d)  Exhibits

Exhibit No.	Description
99.1	Investor Presentation Slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2009

ENTERPRISE ACQUISITION CORP.

/s/ Daniel C. Staton

Daniel C. Staton

President and Chief Executive Officer